SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant To Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 2, 2006

Santander BanCorp
(Exact Name of Registrant as Specified in Charter)

Puerto Rico
(State or Other Jurisdiction of Incorporation)

001-15849		66-0573723
(Commission File Number)		(IRS Employer Identification No.)

207 Ponce de León Avenue
San Juan, Puerto Rico		00917
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (787) 777-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

     On February 2, 2006, Santander BanCorp (the “Corporation”) received notice from the New York Stock Exchange (“NYSE”), the national securities exchange that maintains the principal listing for the Corporation’s common stock, that the Corporation omitted to disclose in its 2005 Proxy Statement that the Corporation’s Corporate Governance Guidelines are available on its Investor Relations Website, as required by NYSE Corporate Governance Rule 303A.09. The Guidelines were and continue to be available on the Investor Relations Website, however, and the Corporation will include such disclosure in its 2006 Proxy Statement. The Corporation was also notified that its Code of Business Conduct had not expressly applied to directors, as required by NYSE Corporate Governance Rule 303A.10. The Code has been modified, pending formal approval by the board of directors, to expressly include directors.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTANDER BANCORP

Date: February 8, 2006	By:	/s/ Maria Calero

		Name:	Maria Calero
		Title:	Executive Vice President and Chief Accounting Officer